Exhibit 3.4

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

No.	DIME COMMUNITY BANCSHARES, INC.	Shares

FULLY PAID AND NON-ASSESSABLE
PAR VALUE $0.01 PER SHARE

THE SHARES REPRESENTED BY THIS
CERTIFICATE ARE SUBJECT TO
RESTRICTIONS, SEE REVERSE SIDE

THIS CERTIFIES that	is the owner of

____ SHARES
OF FIXED-RATE NON-CUMULATIVE PERPETUAL PREFERRED STOCK, SERIES A
of
Dime Community Bancshares, Inc.
a Delaware corporation

The shares evidenced by this certificate are transferable only on the books of Dime Community Bancshares, Inc., a Delaware corporation, by the holder hereof, in person or by attorney, upon surrender of this certificate properly endorsed.

IN WITNESS WHEREOF, Dime Community Bancshares, Inc. has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its seal to be hereunto affixed.

By:		[SEAL]	By:
	PATRICIA M. SCHAUBECK			KENNETH J. MAHON
	CORPORATE SECRETARY			PRESIDENT AND CHIEF EXECUTIVE
OFFICER

DIME COMMUNITY BANCSHARES, INC. WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED BY DIME COMMUNITY BANCSHARES, INC.

THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE NOT SAVINGS ACCOUNTS, DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

The following abbreviations when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	- as tenants in common	UNIF GIFT MIN ACT	-		Custodian
				(Cust)		(Minor)

TEN ENT	- as tenants by the entireties
Under Uniform Gifts to Minors Act

JT TEN	- as joint tenants with right
of survivorship and not as
	tenants in common	(State)

Additional abbreviations may also be used though not in the above list

For value received,	hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER

(please print or typewrite name and address including postal zip code of assignee)

____________________________________________________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________________________________ Attorney to transfer the said shares on the books of the within named corporation with full power of substitution in the premises.

Dated,

In the presence of	Signature:

NOTE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.